                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 17
Report of Independent Accountants................ 22
Dividend Reinvestment Plan....................... 23

VKA ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,

    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief
executive officer. I will continue as chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW
    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

                                                           Continued on page two

[photo]
                     DENNIS J. MCDONNELL AND DON G. POWELL

                                  [pie chart]

Portfolio Composition by Credit Quality* as of October 31, 1997

AAA...............    53.0%
AA................    15.0%
A.................    13.5%
BBB...............    18.0%
BB................     0.3%
B.................     0.2%

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We moderately increased the Trust's heavy weighting in AAA-rated bonds and reduced its holdings of BBB-rated bonds. As of October 31, 53.0 percent of long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. The increase in AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market. AAA-rated bonds are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to outperform lower-rated securities.
    Of the remaining long-term investments, 28.5 percent were rated AA or A, and
18.0 percent were rated BBB, the lowest investment-grade credit rating assigned by Standard & Poor's. BBB-rated bonds tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was moderate due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion provided a yield of only 20 basis points more than the AAA-rated insured component in the same maturity. As a result of the narrow yield spreads, there was often not enough incentive to purchase lower-rated securities and assume the additional credit risk.
    During the period, we focused on enhancing the Trust's call protection as well as maintaining its dividend-paying ability. Because we hoped to limit the number of bonds that could be "called" at any one time, we purchased long-term, discount and par bonds that will not be callable for many years. A discount bond sells at a price below par.

                                                         Continued on page three

    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, we lengthened the duration of the portfolio in order to enhance the Trust's potential for price appreciation. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. As of October 31, the duration of the Trust's bond portfolio stood at 7.34 years, equal to that of the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*
                    Single-Family Housing............. 15.5%
                    Transportation.................... 14.3%
                    Industrial Revenue................ 12.6%
                    Health Care....................... 11.8%
                    Higher Education................... 9.5%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Advantage Municipal Income Trust generated a total return at market price of 8.96 percent(1). The Trust offered a tax-exempt distribution rate of
6.17 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $15.0625, a 7.87 percent discount to its net asset value of $16.35. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.64 percent(4) (for investors in the 36 percent federal income tax bracket).
    Due to declining interest rates and a number of positions that were called from the Trust, the earnings power of the Trust declined. As a result, the Board of Trustees approved a decrease in its monthly dividend from $0.0850 to $0.0800 per common share, paid December 31, 1996, and from $0.0800 to $0.0775, payable September 30, 1997.

                                                          Continued on page four

TWELVE-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1997


                                        Distribution per Common Share
                                        -----------------------------

   Nov.        Dec.      Jan.      Feb.     Mar.     Apr.     May      June      July      Aug.      Sep.      Oct.
   1996        1996      1997      1997     1997     1997     1997     1997      1997      1997      1997      1997
  -------    -------   -------   -------   ------   ------   ------   -------   -------   -------   ------   -------
  $0.0850    $0.0800   $0.0800   $0.0800   $0.800   $0.800   $0.800   $0.0800   $0.0800   $0.0800   $.0775   $0.0775

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

Don G. Powell
Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.
Dennis J. McDonnell
Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKA)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)...........     8.96%
One-year total return based on NAV(2)....................    10.74%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     6.17%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.64%

 SHARE VALUATIONS

Net asset value..........................................  $  16.35
Closing common stock price...............................  $15.0625
One-year high common stock price (08/05/97)..............  $15.5625
One-year low common stock price (12/18/96)...............  $13.7500
Preferred share (Series A) rate(5).......................    3.571%
Preferred share (Series B) rate(5).......................    3.511%
Preferred share (Series C) rate(5).......................    3.539%
Preferred share (Series D) rate(5).......................    3.530%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  101.7%
          ALABAMA  1.2%
$ 6,050   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd)...............................   5.000%   08/15/15  $  5,835,346
                                                                                 ------------
          ALASKA  1.9%
 10,000   Alaska St Hsg Fin Corp Ser A Rfdg (b)............   5.000    12/01/18     9,368,200
                                                                                 ------------
          ARIZONA  1.0%
  4,570   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)
          (b)..............................................   7.250    07/15/10     5,113,007
                                                                                 ------------
          CALIFORNIA  4.3%
  4,215   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent..............................   5.450    10/01/13     4,232,745
  5,000   California St Pub Wks Brd Lease Rev Var CA St
          Univ Projs
          Ser A............................................   5.250    12/01/13     4,999,750
  2,500   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
          Constr Rfdg (AMBAC Insd).........................   5.000    03/01/11     2,501,350
  7,500   Los Angeles Cnty, CA Tran Comm Sales Tax Rev Prop
          C Ser A (Prerefunded @ 07/01/02).................   6.500    07/01/20     8,369,175
  1,500   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................   6.000    07/01/07     1,663,515
                                                                                 ------------
                                                                                   21,766,535
                                                                                 ------------
          COLORADO  4.2%
  8,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)........       *    08/31/26     1,248,055
  2,320   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B1...............................................   7.900    12/01/25     2,604,734
  1,510   Colorado Hsg Fin Auth Single Family Pgm Sr Ser D1
          Rfdg.............................................   8.000    12/01/24     1,712,415
  4,756   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          E................................................   8.125    12/01/24     5,265,272
  2,000   Denver, CO City & Cnty Arpt Rev Ser B
          (Prerefunded @ 11/15/97).........................   7.500    11/15/25     2,044,900
  3,215   Denver, CO City & Cnty Arpt Rev Ser C............   6.350    11/15/01     3,429,923
  4,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          Rfdg (MBIA Insd).................................       *    09/01/22     1,057,400
  2,500   E-470 Pub Hwy Auth CO Rev Sr Ser A Rfdg (MBIA
          Insd)............................................   5.000    09/01/21     2,405,525
  1,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg..............................   7.500    12/01/11     1,099,890
                                                                                 ------------
                                                                                   20,868,114
                                                                                 ------------
          CONNECTICUT  0.2%
  1,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic........................................   6.150    04/01/35     1,059,220
                                                                                 ------------
          DISTRICT OF COLUMBIA  1.1%
  5,000   Dist of Columbia Rev Howard Univ Ser A (MBIA
          Insd)............................................   7.250    10/01/20     5,486,900
                                                                                 ------------
          FLORIDA  0.4%
  2,000   Dade Cnty, FL Aviation Rev Miami Intl Arpt (FSA
          Insd)............................................   5.125    10/01/22     1,919,760
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          GEORGIA  1.1%
$ 1,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser B...   7.900%   12/01/18  $  1,076,750
  3,770   Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
          Oglethorpe Pwr Corp Scherer Ser A................   6.800    01/01/12     4,393,520
                                                                                 ------------
                                                                                    5,470,270
                                                                                 ------------
          HAWAII  1.4%
  5,045   Hawaii St Arpt Sys Rev 2nd Ser (FGIC Insd).......   7.500    07/01/20     5,489,162
  1,530   Hawaii St Hsg Fin & Dev Corp Single Family Mtg
          Purp Rev Ser A (FHA Gtd).........................   8.125    07/01/17     1,577,552
                                                                                 ------------
                                                                                    7,066,714
                                                                                 ------------
          ILLINOIS  6.6%
  1,505   Aurora, IL Single Family Mtg Rev Ser B Rfdg (GNMA
          Collateralized)..................................   8.050    09/01/25     1,708,626
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
          Airls Inc Proj Ser B.............................   7.875    11/01/25     3,296,340
  5,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
          Terminal (MBIA Insd).............................   6.750    01/01/18     5,426,100
  5,000   Chicago, IL Sch Fin Auth Ser A (MBIA Insd) (b)...   5.000    06/01/09     5,007,950
  3,000   Cicero, IL (MBIA Insd)...........................   6.500    12/01/14     3,353,610
  3,000   Illinois Dev Fin Auth Solid Waste Disposal Rev...   5.950    12/01/24     3,159,150
  3,545   Illinois Edl Fac Auth Rev Lake Forest College
          (FSA Insd).......................................   6.750    10/01/21     3,891,914
  5,000   Regional Tran Auth IL Ser B (AMBAC Insd).........   8.000    06/01/17     6,684,300
  1,150   Will Cnty, IL Cmnty Sch Dist 365U Vly View Ser B
          (FSA Insd) (a)...................................       *    11/01/15       436,874
                                                                                 ------------
                                                                                   32,964,864
                                                                                 ------------
          INDIANA  1.4%
  4,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
          Proj (MBIA Insd).................................   6.850    07/01/22     4,411,840
  2,000   Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (FSA Insd).............................   7.000    08/15/15     2,407,780
                                                                                 ------------
                                                                                    6,819,620
                                                                                 ------------
          KANSAS  2.2%
  5,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd)............................   7.000    06/01/31     6,011,280
  1,395   Sedgwick & Shawnee Cntys, KS Single Family Rev
          Coll Mtg Ser A Rfdg (GNMA Collateralized)........   8.050    05/01/24     1,557,950
  2,955   Sedgwick Cnty, KS Single Family Mtg Rev Coll Ser
          A Rfdg (GNMA Collateralized).....................   8.125    05/01/24     3,280,405
                                                                                 ------------
                                                                                   10,849,635
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          KENTUCKY  2.9%
$ 7,750   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.125%   02/01/21  $  8,467,185
  1,755   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd) (a).............   5.850    03/01/04     1,871,795
  4,450   Louisville & Jefferson Cnty, KY Metro Swr Dist
          Drainage Rev Rfdg (MBIA Insd)....................   5.300    05/15/19     4,382,494
                                                                                 ------------
                                                                                   14,721,474
                                                                                 ------------
          LOUISIANA  1.6%
  1,950   Louisiana Hsg Fin Agy Mtg Rev Multi-Family
          Emerald Pointe Apts (FHA Gtd)....................   7.100    11/01/33     2,068,443
  2,515   Louisiana Hsg Fin Agy Mtg Rev Single Family
          Access Pgm Ser B (GNMA Collateralized)...........   8.000    03/01/25     2,875,701
  3,000   Saint Charles Parish, LA Enviromental Impt Rev LA
          Pwr & Lt Co Ser A (AMBAC Insd)...................   6.875    07/01/24     3,356,670
                                                                                 ------------
                                                                                    8,300,814
                                                                                 ------------
          MARYLAND  1.9%
  9,000   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Single Family Pgm 3rd Ser (FHA Gtd)..............   7.375    04/01/26     9,344,340
                                                                                 ------------
          MASSACHUSETTS  2.7%
  2,500   Chelsea, MA Sch Proj Ln Act 1948 (AMBAC Insd)....   6.500    06/15/12     2,766,000
  3,955   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          A Rfdg...........................................   5.500    03/01/12     4,140,885
  2,250   Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
          B Rfdg (MBIA Insd) (b)...........................   6.000    03/01/10     2,407,185
  3,500   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser A Rfdg (AMBAC Insd)......................   5.000    07/01/10     3,486,770
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Saint
          Mem Med Cent Ser A...............................   6.000    10/01/23       965,570
                                                                                 ------------
                                                                                   13,766,410
                                                                                 ------------
          MICHIGAN  4.1%
  1,680   Michigan Higher Edl Fac Auth Rev Ltd Oblig Hope
          College Proj Rfdg (Connie Lee Insd)..............   7.000    10/01/14     1,895,729
  3,350   Michigan St Hosp Fin Auth Rev Hosp Mid-MI Oblig
          Group............................................   6.800    12/01/14     3,671,265
 10,900   Michigan St Hsg Dev Auth Rental Hsg Rev Ser A
          Rfdg.............................................   6.600    04/01/12    11,516,068
  3,000   Michigan St Strategic Fund Ltd Oblig Rev Ser CC
          Rfdg (FGIC Insd).................................   6.950    09/01/21     3,287,550
                                                                                 ------------
                                                                                   20,370,612
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MISSISSIPPI  2.7%
$ 6,795   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser B (GNMA Collateralized) (b).......   7.900%   03/01/25  $  7,588,520
  2,285   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)...........   8.125    12/01/24     2,550,563
  3,262   Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)...........   8.100    12/01/25     3,653,929
                                                                                 ------------
                                                                                   13,793,012
                                                                                 ------------
          MISSOURI  0.5%
  2,100   Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
          Insd)............................................   6.900    09/01/10     2,335,620
                                                                                 ------------
          NEW HAMPSHIRE  0.2%
  1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd)...............   6.300    05/01/22     1,071,040
                                                                                 ------------
          NEW JERSEY  5.4%
 10,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd).............................   5.900    03/15/21    10,968,600
  8,000   New Jersey Econ Dev Auth Wtr Fac Rev NJ American
          Wtr Co Inc Proj Ser A (FGIC Insd)................   6.875    11/01/34     8,984,960
  2,000   New Jersey St Hwy Auth Garden St Pkwy Genl Rev Sr
          Pkwy.............................................   6.250    01/01/14     2,150,460
  4,650   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Ser D Rfdg (MBIA Insd)............   6.550    10/01/29     5,161,825
                                                                                 ------------
                                                                                   27,265,845
                                                                                 ------------
          NEW YORK  26.7%
  1,500   Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA
          Insd) (b)........................................   5.250    04/01/15     1,486,425
  1,500   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................   5.625    07/01/27     1,537,950
  3,000   Metropolitan Tran Auth NY Tran Fac Rev Svcs
          Contract Ser R Rfdg (a)..........................   5.500    07/01/17     2,897,370
  1,500   Metropolitan Tran Auth NY Trans Fac Rev Ser K
          Rfdg.............................................   6.250    07/01/11     1,587,855
  4,250   New York City Indl Dev Agy Civic Fac Rev USTA
          Natl Tennis Cent Proj (FSA Insd).................   6.375    11/15/14     4,687,793
  1,300   New York City Indl Dev Civic YMCA Greater NY
          Proj.............................................   5.800    08/01/16     1,330,147
  5,500   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser B............................................   5.750    06/15/26     5,649,215
     10   New York City Ser A..............................   8.000    08/15/19        11,291
  1,145   New York City Ser B1.............................   7.000    08/15/16     1,294,823
    180   New York City Ser B1 (Prerefunded @ 08/15/04)....   7.000    08/15/16       209,396
  1,170   New York City Ser C..............................   7.125    08/15/12     1,264,782
    480   New York City Ser C (Prerefunded @ 08/15/01).....   7.125    08/15/12       528,931
  2,040   New York City Ser C..............................   7.250    08/15/24     2,220,642
    835   New York City Ser C (Prerefunded @ 08/15/01).....   7.250    08/15/24       925,898
  2,225   New York City Ser F Rfdg.........................   6.000    08/01/11     2,343,726

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------

          NEW YORK (CONTINUED)
$ 1,000   New York City Subser A1 (Embedded Swap)..........   5.915%   08/01/12  $  1,023,720
  2,525   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................   5.500    05/15/25     2,539,948
  3,970   New York St Dorm Auth Rev City Univ Ser F........   5.000    07/01/14     3,784,045
  2,600   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Res Ser A...................................   5.750    07/01/13     2,724,670
  5,050   New York St Dorm Auth Rev Cons City Univ Sys 2nd
          Genl Res Ser B...................................   5.375    07/01/07     5,220,791
  3,100   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A................................................   5.625    07/01/16     3,203,323
  4,050   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.300    05/15/07     4,143,312
  2,550   New York St Dorm Auth Rev Mental Hlth Services
          Fac Ser B Rfdg...................................   5.750    08/15/11     2,707,590
  5,000   New York St Dorm Auth Rev St Univ Edl Fac........   5.125    05/15/27     4,769,650
  5,000   New York St Dorm Auth Rev St Univ Edl Fac Ser A
          Rfdg.............................................   5.500    05/15/08     5,271,900
  2,000   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg.............................................   7.500    05/15/11     2,419,060
  3,000   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co of NY Inc Proj Ser A..............   6.750    01/15/27     3,194,640
  1,055   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Ser B............................................   7.375    02/15/14     1,122,942
  1,150   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Ser B (Prerefunded @ 08/15/99)...................   7.375    02/15/14     1,248,935
  1,560   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Services Fac Ser A...............................   7.500    02/15/21     1,730,415
  2,615   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Services Fac Ser A (Prerefunded @ 02/15/01)......   7.500    02/15/21     2,927,623
  5,000   New York St Med Care Fac Fin Agy Rev NY Downtown
          Hosp Ser A.......................................   6.800    02/15/20     5,443,350
  6,750   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd) (b)...........................   6.300    08/15/06     7,554,600
  7,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd)...............................   6.400    08/15/07     7,849,520
  2,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd)...............................   6.600    02/15/11     2,248,400
  3,000   New York St Pwr Auth Rev & Genl Purp Ser Y.......   6.750    01/01/18     3,260,190
  5,695   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................   5.750    04/01/08     6,019,330
  7,500   New York St Thruway Auth Svc Contract Rev Loc Hwy
          & Brdg...........................................   5.250    04/01/13     7,390,650
  3,550   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 7........................................   5.700    01/01/27     3,590,612
 12,500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25    12,797,000
  2,000   Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
          X................................................   6.500    01/01/19     2,185,580
                                                                                 ------------
                                                                                  134,348,040
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------

          NORTH CAROLINA  2.4%
$11,000   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (MBIA Insd)......................................   6.000%   01/01/12  $ 12,147,520
                                                                                 ------------
          OHIO  0.2%
  1,000   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg....   6.375    05/15/11     1,054,520
                                                                                 ------------
          OKLAHOMA  0.2%
  1,100   Oklahoma City, OK Indl & Cultural Fac Trust Rev
          Dist Heating & Cooling Trigen....................   6.750    09/15/17     1,132,956
                                                                                 ------------
          PENNSYLVANIA  4.3%
  5,000   Beaver Cnty, PA (MBIA Insd) (a)..................   5.150    10/01/17     4,964,700
  2,900   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Metro Edison Co Proj A (AMBAC Insd)..............   5.950    05/01/27     3,017,653
  4,000   Pennsylvania Intergovt Coop Auth Spl Tax Rev
          Philadelphia Funding Pgm (Prerefunded @ 06/15/05)
          (FGIC Insd) (b)..................................   6.750    06/15/21     4,587,560
  3,755   Philadelphia, PA Wtr & Wstwtr Ser A (AMBAC Insd)
          (a)..............................................   5.000    08/01/15     3,655,605
  5,200   Randor Twp, PA Sch Dist..........................   5.750    03/15/26     5,386,264
                                                                                 ------------
                                                                                   21,611,782
                                                                                 ------------
          RHODE ISLAND  1.6%
  7,800   Rhode Island Hsg & Mtg Fin Corp Homeownership
          Oppty Ser 5......................................   6.400    04/01/24     8,121,282
                                                                                 ------------
          TENNESSEE  1.0%
  5,000   Tennessee Hsg Dev Agy Homeownership Proj T.......   7.375    07/01/23     5,289,650
                                                                                 ------------
          TEXAS  7.1%
  2,000   Austin, TX Utility Sys Rev Rfdg (FSA Insd).......   5.125    11/15/16     1,983,880
  1,000   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser A2 Rfdg...................................   6.800    12/01/04     1,076,870
  1,084   Brazos, TX Higher Edl Auth Inc Student Ln Rev
          Subser C2 Rfdg...................................   7.100    11/01/04     1,178,731
  5,000   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc...............................   7.250    11/01/30     5,565,700
  5,340   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................   7.625    11/01/21     5,919,924
  1,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc..................................   7.125    11/01/26     1,608,660
  5,140   Little Elm, TX Indpt Sch Dist Rfdg (PSFG Insd)...   6.750    08/15/29     5,763,225
  8,500   Plano, TX Hlth Fac Dev Corp TX Hlth Res Sys Ser C
          (MBIA Insd)......................................   5.000    02/15/22     8,053,240
  2,000   Tarrant Cnty, TX Jr College Dist.................   5.050    02/15/10     2,016,080
  2,000   Texas St Dept Hsg & Cmnty Affairs Single Family
          Rev Mtg Jr Lien Ser A Rfdg.......................   8.100    09/01/15     2,275,900
                                                                                 ------------
                                                                                   35,442,210
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          UTAH  0.6%
$ 1,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd).................................   5.750%   07/01/19  $  1,558,050
  1,525   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj.............................................   7.900    06/01/17     1,618,422
                                                                                 ------------
                                                                                    3,176,472
                                                                                 ------------
          WASHINGTON  1.4%
  1,400   King Cnty, WA Hsg Auth Hsg Rev Pooled Sr Ser A
          Rfdg.............................................   6.700    03/01/15     1,481,410
  2,000   Washington St Hlthcare Fac Varginia Mason Med
          Cent Ser A Rfdg (MBIA Insd)......................   5.125    08/15/17     1,945,320
  3,450   Washington St Pub Pwr Supply Sys Nuclear Proj No
          2 Rev Ser B Rfdg (Prerefunded @ 07/01/00) (FSA
          Insd)............................................   7.000    07/01/12     3,759,672
                                                                                 ------------
                                                                                    7,186,402
                                                                                 ------------
          WEST VIRGINIA  2.5%
  2,500   Berkeley Cnty, WV Bldg Comm Hosp Rev City Hosp
          Proj.............................................   6.500    11/01/22     2,625,875
  5,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     5,514,600
  2,000   West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.550    05/01/17     2,005,380
  2,410   West Virginia St Hsg Dev Fund Hsg Fin Ser A......   5.450    11/01/21     2,410,000
                                                                                 ------------
                                                                                   12,555,855
                                                                                 ------------
          WISCONSIN  1.7%
  5,000   Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A.......................................   6.750    04/01/27     5,385,850
  3,000   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................   6.450    03/01/17     3,157,470
                                                                                 ------------
                                                                                    8,543,320
                                                                                 ------------
          WYOMING  0.5%
  2,150   Wyoming Cmnty Dev Auth Insd Single Family Mtg Ser
          B................................................   6.700    06/01/17     2,277,302
                                                                                 ------------
          PUERTO RICO  2.5%
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg.............................................   5.750    07/01/18     1,014,180
 10,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
          Rfdg (Embedded Cap)(FSA Insd)....................   5.730    07/01/21    11,487,000
                                                                                 ------------
                                                                                   12,501,180
                                                                                 ------------
TOTAL INVESTMENTS  101.7%
  (Cost $470,507,542)..........................................................   510,945,843
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.7%)..................................    (8,455,532)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $502,490,311
                                                                                 ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $470,507,542).......................    $510,945,843
Receivables:
  Interest..................................................       8,947,711
  Investments Sold..........................................       1,526,766
Other.......................................................           3,045
                                                                ------------
      Total Assets..........................................     521,423,365
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      13,663,779
  Custodian Bank............................................       4,160,285
  Income Distributions--Common and Preferred Shares.........         467,465
  Investment Advisory Fee...................................         276,404
  Administrative Fee........................................          85,047
  Variation Margin on Futures...............................          31,250
  Affiliates................................................          15,693
Accrued Expenses............................................         160,709
Trustees' Deferred Compensation and Retirement Plans........          72,422
                                                                ------------
      Total Liabilities.....................................      18,933,054
                                                                ------------
NET ASSETS..................................................    $502,490,311
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $50,000 per share)........................................    $190,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  19,106,785 shares issued and outstanding).................         191,068
Paid in Surplus.............................................     282,031,706
Net Unrealized Appreciation.................................      40,118,744
Accumulated Undistributed Net Investment Income.............       1,297,978
Accumulated Net Realized Loss...............................     (11,149,185)
                                                                ------------
  Net Assets Applicable to Common Shares....................     312,490,311
                                                                ------------
NET ASSETS..................................................    $502,490,311
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($312,490,311 divided
  by 19,106,785 shares outstanding).........................    $      16.35
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $29,238,274
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,205,003
Administrative Fee..........................................        986,155
Preferred Share Maintenance.................................        496,991
Trustees' Fees and Expenses.................................         35,067
Legal.......................................................         15,123
Custody.....................................................          8,485
Amortization of Organizational Costs........................          7,168
Other.......................................................        286,887
                                                                -----------
    Total Expenses..........................................      5,040,879
                                                                -----------
NET INVESTMENT INCOME.......................................    $24,197,395
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 1,958,354
  Futures...................................................     (1,033,348)
                                                                -----------
Net Realized Gain...........................................        925,006
                                                                -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     27,349,240
                                                                -----------
  End of the Period:
  Investments...............................................     40,438,301
  Futures...................................................       (319,557)
                                                                -----------
                                                                 40,118,744
                                                                -----------
Net Unrealized Appreciation During the Period...............     12,769,504
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $13,694,510
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $37,891,905
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended         Year Ended
                                                        October 31, 1997   October 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $ 24,197,395       $ 24,696,497
Net Realized Gain......................................        925,006          1,803,355
Net Unrealized Appreciation During the Period..........     12,769,504          1,270,738
                                                          ------------       ------------
Change in Net Assets from Operations...................     37,891,905         27,770,590
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................    (18,341,741)       (19,488,524)
  Preferred Shares.....................................     (6,745,718)        (6,886,821)
                                                          ------------       ------------
Total Distributions....................................    (25,087,459)       (26,375,345)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     12,804,446          1,395,245
NET ASSETS:
Beginning of the Period................................    489,685,865        488,290,620
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,297,978 and $2,188,042,
  respectively)........................................   $502,490,311       $489,685,865
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  September 25, 1992
                                                                                    (Commencement
                                           Year Ended October 31                    of Investment
                              ------------------------------------------------      Operations) to
                                1997      1996      1995      1994      1993     October 31, 1992 (a)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a).............. $ 15.684   $15.612   $13.992   $17.177   $14.587             $   14.771
                              --------   -------   -------   -------   -------             ----------
 Net Investment Income.......    1.266     1.293     1.330     1.354     1.369                   .056
 Net Realized and Unrealized
   Gain/Loss.................     .717      .159     1.701    (3.148)    2.408                 (.237)
                              --------   -------   -------   -------   -------             ----------
Total from Investment
 Operations..................    1.983     1.452     3.031    (1.794)    3.777                 (.181)
                              --------   -------   -------   -------   -------             ----------
Less:
 Distributions from Net
   Investment Income:
     Paid to Common
       Shareholders..........     .960     1.020     1.020     1.020      .884                    -0-
     Common Share Equivalent
       of Distributions Paid
       to Preferred
       Shareholders..........     .353      .360      .391      .285      .303                   .003
 Distributions from Net
   Realized Gain
   Paid to Common
     Shareholders............      -0-       -0-       -0-      .067       -0-                    -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred
     Shareholders............      -0-       -0-       -0-      .019       -0-                    -0-
                              --------   -------   -------   -------   -------             ----------
Total Distributions..........    1.313     1.380     1.411     1.391     1.187                   .003
                              --------   -------   -------   -------   -------             ----------
Net Asset Value, End of the
 Period...................... $ 16.354   $15.684   $15.612   $13.992   $17.177             $   14.587
                              ========   =======   =======   =======   =======             ==========
Market Price Per Share at End
 of the Period............... $15.0625   $14.750   $14.375   $12.750   $16.000             $   13.875
Total Investment Return at
 Market Price (b)............    8.96%     9.88%    21.06%   (14.17%)   22.08%                (7.50%)*
Total Return at Net Asset
 Value (c)...................   10.74%     7.22%    19.46%   (12.71%)   24.24%                (2.73%)*
Net Assets at End of the
 Period (In millions)........ $  502.5   $ 489.7   $ 488.3   $ 457.3   $ 518.2             $    468.7
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares...............    1.66%     1.72%     1.72%     1.64%     1.66%                  1.12%
Ratio of Expenses to Average
 Net Assets..................    1.02%     1.05%     1.03%     1.00%     1.03%                  1.00%
Ratio of Net Investment
 Income to Average Net Assets
 Applicable to Common Shares
 (d).........................    5.76%     5.99%     6.31%     6.81%     6.57%                  3.52%
Portfolio Turnover...........      49%       37%       79%      133%      112%                    15%*

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                                October 31, 1997
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ending September 24, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $11,385,441, which will expire between October 31, 2002 and October 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and gains or losses recognized for tax purposes on open futures positions at October 31, 1997.

    At October 31, 1997, for federal income tax purposes cost of long-term investments is $470,590,842, the aggregate gross unrealized appreciation is $40,447,092 and the aggregate gross unrealized depreciation is $92,091, resulting in net unrealized appreciation of $40,355,001.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and

                                October 31, 1997
--------------------------------------------------------------------------------

reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $5,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $136,200 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $253,625,843 and $242,664,624, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                                October 31, 1997
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended October 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       100
Futures Opened..............................................     1,225
Futures Closed..............................................    (1,225)
                                                                ------
Outstanding at October 31, 1997.............................       100
                                                                ======

    The futures contracts outstanding as of October 31, 1997, and the description and unrealized depreciation are as follows:

                                                              Unrealized
                                                 Contracts   Depreciation
-------------------------------------------------------------------------
Short Contracts -- U.S. Treasury Bond Futures
  Dec. 1997
  (Current notional value of $118,469 per
     contract).................................     100      $    319,557
                                                 ======      ============

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

                                October 31, 1997
--------------------------------------------------------------------------------

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 1,000 shares while Series D contains 800 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 1997 was 3.538%. During the year ended October 31, 1997, the rates ranged from 3.330% to 3.787%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Advantage Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Advantage Municipal Income Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                     2800 Post Oak Blvd., Houston, TX 77056

          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 16,840,058 shares voted for the proposal, 174,819 shares voted against, 287,403 shares abstained and 1,000 shares represented broker non-votes.

    2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 2,100 shares voted in his favor, 17 shares withheld.

    3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 17,084,474 shares voted in his favor, 216,689 shares withheld.

    4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 17,082,921 shares voted for the proposal, 67,799 shares voted against, 16 shares abstained and 0 shares represented broker non-votes.